UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Regions Financial Corporation (“Regions”) approved 2012 annual bonus opportunities under Regions’ Amended and Restated Management Incentive Plan for certain of its officers and key employees, subject to achievement of certain corporate and/or business unit performance goals and individual performance ratings. The bonus opportunity for Regions’ named executive officers was pro-rated for the portion of Regions’ 2012 fiscal year following its repurchase of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued to the U.S. Treasury under the Troubled Asset Relief Program’s Capital Purchase Program. The Amended and Restated Management Incentive Plan is included as Exhibit 10.1 of this Current Report on Form 8-K.

On May 24, 2012, the Committee also approved the form of long-term incentive award agreements and grant of those awards to certain of its officers and key employees. The long-term incentive awards, which are expected to be granted on June 1, 2012, will be made under the Regions Financial Corporation 2010 Long Term Incentive Plan and are structured in the form of restricted stock units, performance stock units and performance units. The vesting of each of these long-term incentive awards is generally contingent on the award recipient remaining employed with Regions through the third anniversary of the date of grant. The vesting and amount of payout under the performance stock unit and performance unit awards is further subject to achievement by Regions of earnings per share (“EPS”) growth and return on tangible equity (“ROTE”) on both an absolute basis and relative to the EPS growth and ROTE of the companies set forth in the award agreement over the three-year performance period for the awards (2012-2014).

The forms of each of the Restricted Stock Unit Award Agreement, Performance Stock Unit Award Agreement and Performance Unit Award Agreement are included as Exhibits 10.2, 10.3 and 10.4 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Regions Financial Corporation Amended and Restated Management Incentive Plan

10.2	Form of Notice and Form of Restricted Stock Unit Award Agreement

10.3	Form of Notice and Form of Performance Stock Unit Award Agreement

10.4	Form of Notice and Form of Performance Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

Date: May 25, 2012	By:	/s/ Fournier J. Gale, III
	Name:	Fournier J. Gale, III
	Title:	Senior Executive Vice President,
General Counsel and Corporate
Secretary